================================================================================

PROSPECTUS
      CLASS N SHARES
      CLASS I SHARES

                  The 59 Wall Street Tax-Efficient Equity Fund

                   21 Milk Street, Boston, Massachusetts 02109

================================================================================

      The 59 Wall Street Tax-Efficient Equity Fund is a separate series of The 59 Wall Street Fund, Inc.

      Brown Brothers Harriman is the Investment Adviser, Administrator and Shareholder Servicing Agent for the Fund. Shares of the Fund are offered at net asset value and without a sales charge.

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     Neither The Securities And Exchange Commission Nor Any State Securities
         Commission Has Approved Or Disapproved Of These Securities Or
            Passed Upon The Adequacy Or Accuracy Of This Prospectus.
            Any Representation To The Contrary Is A Criminal Offense
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                  The date of this Prospectus is April 16, 2001

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Investment Objective ......................................................    3
Principal Investment Strategies ...........................................    3
Principal Risk Factors ....................................................    3
Fund Performance ..........................................................    5
Fees and Expenses of the Fund .............................................    6
Investment Adviser ........................................................    7
Shareholder Information ...................................................    7
Financial Highlights ......................................................   10
Additional Information ....................................................   11

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The investment objective of the Fund is to provide investors with long-term growth of capital on an after-tax basis.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

      Under normal circumstances the Investment Adviser fully invests the assets of the Fund in equity securities traded on the New York Stock Exchange, American Stock Exchange or the National Association of Securities Dealers Automated Quotations (NASDAQ) System. Investments generally consist of equities issued by domestic firms; however equities of foreign-based companies may also be purchased if they are registered under the Securities Act of 1933.

      The Investment Adviser primarily invests in medium and large sized companies with a sound financial structure, proven management, an established industry position and competitive products and services. In selecting individual securities, the focus is on (1) companies that exhibit above average revenue and earnings growth as well as high or improving returns on investment and (2) companies whose shares are selling at low valuation levels based on measures such as low price-to-book and price-to-earnings ratios.

      Consequently, the Fund holds a broadly diversified portfolio representing many sectors of the U.S. economy. This industry diversification and participation in both growth and value oriented equities is designed to control the portfolio's exposure to market risk and company specific risk.

      The use of tax-efficient investment strategies enables investors to retain a larger portion of their pre-tax investment returns on an after-tax basis. Key elements of our tax-efficient approach include:

      o   Pursuing an equity strategy which emphasizes capital appreciation

      o Focusing our stock selection process on each security's long-term investment potential

      o Selective realization of losses within the Fund that can be used to offset realized gains

      o Evaluating potential stock sales and reinvestment alternatives on an after-tax basis

      Most equity mutual funds seek to provide superior pre-tax returns. The Fund seeks to provide both superior pre-tax and after-tax returns. In employing its strategies, the Investment Adviser will sell the Fund's securities when the anticipated performance benefit justifies incurring the resulting tax liability.

PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------

      The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.

o   Market Risk:

      This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation. To the extent the fund invests in mid-capitalization stocks, it is likely to be more volatile than a fund that invests only in large companies. Medium-sized companies are generally riskier because they may have less capital, managerial resources and product lines than larger-sized companies. Their securities may trade less frequently and with greater price swings.

o  Tax Management Risk:

      This is the risk that managing the Fund for after-tax returns may hurt the Fund's performance on a pre-tax basis. Because the Investment Adviser considers tax consequences in making investment decisions for the Fund, the Fund's pre-tax performance may be lower than that of a similar fund that is not tax-managed. The Fund is therefore not a suitable investment for IRAs, 401(k) plans or other tax-exempt or tax deferred accounts or for other investors who are not sensitive to the federal income tax consequences of their investments. Although the Fund's tax-efficient strategy is to minimize an investor's tax liability, there can be no guarantee that it will be minimized.

o   Foreign Investment Risk:

      Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States. These risks include changes in political, social or economic conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments.

      Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

FUND PERFORMANCE
--------------------------------------------------------------------------------

      The chart and table below give an indication of the risks involved with an investment in the Fund. The chart shows changes in the performance of the Fund from year to year. The table shows how the average annual returns of the Fund for the periods indicated compare to those of a broad measure of market performance.

      When you consider this information, please remember that the Fund's performance in past years is not necessarily an indication of how the Fund will do in the future.

             Total Return for Class N shares (% per calendar year)

       [The following table depicts a bar graph in the printed material.]

                              1999         2000
                              ----         ----
Class N Shares               25.11        -13.00

--------------------------------------------------------------------------------
Highest and Lowest Return
(Quarterly 1999-2000)
--------------------------------------------------------------------------------
                                                 Return           Quarter Ending

  Highest                                        18.06%              12/31/99
  Lowest                                         (9.05)%             12/31/00
--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2000)
--------------------------------------------------------------------------------
                                                1 Year             Life of Fund
                                                                      (Since
                                                                    November 2,
                                                                        1998)

  Class N shares                                (13.00)%               10.44%
  S&P 500 Index                                  (9.10)%               10.20%
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

     The tables below describe the fees and expenses that an investor may pay if that investor buys and holds shares of the Fund.

                                SHAREHOLDER FEES
                 (Fees paid directly from an investor's account)

                                                             Class N    Class I
                                                             -------    -------
Maximum Sales Charge (Load)
Imposed on Purchases .....................................    None       None
Maximum Deferred Sales Charge (Load) .....................    None       None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends ..........................    None       None
Redemption Fee ...........................................    None       None
Exchange Fee .............................................    None       None

                         ANNUAL FUND OPERATING EXPENSES
                (Expenses that are deducted from Fund assets as a
                       percentage of average net assets)

                                                           Class N    Class I(1)
                                                           -------    ---------
Other Expenses
  Administration Fee ....................................  0.15%       0.15%
  Expense Payment Agreement .............................  1.05%(2)    0.80%(2)
                                                           ----        ----
Total Annual Fund Operating Expenses ....................  1.20%       0.95%
                                                           ====        ====

----------
1 For Class I, "Other Expenses" are based on estimated amounts for the current fiscal year.

2 The expense payment arrangement is a contractual arrangement which limits the total annual fund operating expenses for Class N shares and Class I shares to 1.20% and 0.95%, respectively. The arrangement will continue until July 31, 2003. Included within the expense payment agreement is a management fee of 0.65% and for Class N only a shareholder servicing/eligible institution fee of 0.25%.

                                     EXAMPLE

      This example is intended to help an investor compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's operating expenses remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:


                                       1 year   3 years    5 years   10 years
                                       ------   -------    -------   --------

         Class N shares ............    $122      $381      $660     $1,455
         Class I shares ............    $ 97      $303      $525     $1,166

INVESTMENT ADVISER
--------------------------------------------------------------------------------

      The Investment Adviser to the Fund is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 59 Wall Street, New York, NY 10005.

      The Investment Adviser provides investment advice and portfolio management services to the Fund. Subject to the general supervision of the Directors of the 59 Wall Street Fund, Inc. (the Corporation), Brown Brothers Harriman makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the investments. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2000, it managed total assets of approximately $39 billion.

      A team of individuals manages the Fund on a day-to-day basis. The team includes Mr. Young Chin, Mr. Stephen C. Whitman, Jr. and Mr. William M. Buchanan. Mr. Chin holds a B.A. and M.B.A. from the University of Chicago. He joined Brown Brothers Harriman in 1999. Prior to joining Brown Brothers Harriman, he worked at Blackrock Financial Management. Mr. Whitman holds a B.A. from Colgate University and a M.B.A. from the University of Virginia. He joined Brown Brothers Harriman in 1986. Mr. Buchanan holds a B.A. from Duke University, a M.B.A. from New York University, and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1991.

      For its fiscal year ended October 31, 2000, the Fund paid the Investment Adviser a fee, computed daily and payable monthly, equal to 0.65% of the average daily net assets of the Fund. This fee compensates the Investment Adviser for its services and its expenses (such as salaries of its personnel).

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------
                                 NET ASSET VALUE

      The Corporation determines the Fund's net asset value per share once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading. The determination of the Fund's net asset value per share is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

      The Corporation values the assets in the Fund's portfolio on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Directors of the Corporation.

      The net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

                          DESCRIPTION OF SHARE CLASSES

      The Fund offers Class N shares and Class I shares through this prospectus. Class N shares and Class I shares have different operating expenses and may be purchased at net asset value without a sales charge. Neither Class N shares nor Class I shares convert to any other class of shares of the Fund.

                               PURCHASE OF SHARES

      The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the net asset value is calculated if the Corporation receives the purchase order and acceptable payment for such order prior to such calculation. The Corporation then executes purchases of Fund shares at the net asset value per share next determined on that same day. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.

      An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. A transaction fee may be charged by an Eligible Institution or a Financial Intermediary on the purchase of Fund shares.

      An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Forum Shareholder Services, LLC, the Fund's Transfer Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares. The Corporation executes all purchase orders for initial and subsequent purchases at the net asset value per share next determined after the Corporation's Transfer Agent has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer.

      Investment Minimums* Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.

                                                    Class N      Class I
                                                   --------      -------
Initial purchases ...........................      $100,000    $1,000,000
Subsequent
   purchases ................................      $ 25,000    $   25,000

* Brown Brothers Harriman, the Fund's Shareholder Servicing Agent may change these investment minimums from time to time. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers which currently is as low as $1,000.

                              REDEMPTION OF SHARES

      The Corporation executes redemption requests at the next net asset value calculated after the Corporation receives the redemption request. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.

      Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

      Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request to the Corporation through the Shareholder Servicing Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed, and in any event within seven days.

                         Redemptions By the Corporation

      The Shareholder Servicing Agent has established a minimum account size of $100,000 for Class N shares and $1,000,000 for Class I shares, which may be changed from time to time. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the Corporation reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation notifies the shareholder and allows the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.

                         Further Redemption Information

      Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

      The Corporation has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Corporation makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Corporation does not expect to make in-kind distributions, but if it does, the Corporation will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Corporation's net assets, whichever is less.

      The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit. Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                           DIVIDENDS AND DISTRIBUTIONS

      The Corporation declares and pays to shareholders substantially all of the Fund's net income and any realized net short-term capital gains semi-annually as a dividend, and substantially all of the Fund's realized net long-term capital gains, if any, annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date.

      Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

      Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

                                      TAXES

      Dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

      The treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

                                Foreign Investors

      The Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in the Fund since alternative investments are available which would not be subject to United States withholding tax.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help an investor understand the financial performance of the Fund. On February 20, 2001, the Fund's Board of Directors reclassified the Fund's outstanding shares as "Class N", and established a new class of shares designated as "Class I". The information in the financial highlights table relates to Class N shares of the Fund, as there were no Class I shares outstanding during the periods indicated. Certain information reflects financial results for a single Class N share. The total returns in the table represent the rate that an investor would have earned on an investment in Class N shares (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                                                              For the period
                                                                         For the           from November 2, 1998
                                                                       year ended      (commencement of operations)
                                                                    October 31, 2000        to October 31, 1999
                                                                    ----------------    ---------------------------
Net asset value, beginning of period ............................        $ 12.80                   $10.00
Income from investment operations:
  Net investment loss ...........................................          (0.04)                   (0.03)
  Net realized and unrealized gain ..............................           0.76                     2.83
                                                                         -------                   ------
  Net asset value, end of period ................................        $ 13.52                   $12.80
                                                                         =======                   ======
Total return(1) .................................................           5.62%                   28.00%
Ratios/Supplemental Data:
  Net assets, end of period (000's omitted) .....................        $51,765                  $36,498
  Expenses as a percentage of average net assets(1): ............           1.20%                    1.20%(2)
  Ratio of net investment income to average net assets ..........          (0.30)%                  (0.25)%(2)
Portfolio turnover rate .........................................             67%                      37%(2)
----------
1  Had the expense payment agreement not been in place, the ratio of expenses to average net assets and total return would have been as follows:

Ratio of expenses to average net assets .........................           1.35%                    1.29%
Total Return ....................................................           5.47%                   27.91%

2  Annualized.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      Historically, common stocks have provided investors with higher long-term returns than other investment vehicles. The following graph illustrates that over time, common stocks have outperformed investments in long-term government bonds and U.S. Treasury bills.

                     Growth of a $1 investment made in 1925

       [The following table depicts a bar graph in the printed material.]

                         1925        1935       1945       1955        1965        1975       1985       1995        2000
                         ----        ----       ----       ----        ----        ----       ----       ----        ----
Common Stock              1           2           5         39          70          90         500       1500      $2,589
Long Term Gov't Bond      1           2           4          4           4           6          10         39          49
U.S. Treasury Bills       1           1           1          3           3           4           8         12          17
Inflation                 1           1           1          1           3           4           6          8          10

      This graph illustrates the total return of the major classes of financial assets since 1925, including common stocks as measured by the S&P 500 Index, long-term government bonds as measured by 20-year U.S. Treasury Bonds and money market securities as measured by U.S. Treasury bills. The Consumer Price Index is used as a measure of inflation. This graph is not a prediction of the future performance of any of these assets or of inflation. Source: Brown Brothers Harriman

The 59 Wall Street
Tax-Efficient Equity Fund
  Class N Shares
  Class I Shares

More information on the Fund is available free upon request, including the following:

o  Annual/Semi-Annual Report

Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during its last fiscal year.

o  Statement of Additional Information (SAI)

Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information or make shareholder inquiries:

o  By telephone
   Call 1-800-575-1265

o  By mail write to the Fund's Shareholder
   Servicing Agent:
   Brown Brothers Harriman
   59 Wall Street
   New York, New York 10005

o  By E-mail send your request to:
   59wall@bbh.com

o  On the Internet:
   Text-only versions of Fund documents can be viewed online or downloaded from:

   Brown Brothers Harriman
   http://www.bbhco.com

   SEC
     http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

                           SEC file number: 811-06139

                            Tax-Efficient Equity Fund
                                 Class N Shares
                                 Class I Shares

                                   PROSPECTUS
                                 April 16, 2001